UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 27, 2009
Hanmi Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard, Ph-A Los Angeles, California (Address of Principal Executive Offices)	90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 27, 2009, the stockholders of Hanmi Financial Corporation (the “ Company”) approved, by the affirmative vote of in excess of two-thirds of the outstanding shares of the Company’s voting stock, an amendment to Article VII, Section 2 of Hanmi Financial Corporation’s Amended and Restated Certificate of Incorporation to eliminate the provisions for the classification of the Company’s Board of Directors and instead to provide that each person elected as a director at each annual meeting of the stockholders will be elected for a term of one year and until their respective successors are duly elected and qualified. Conforming amendments to Sections 3.2 and 3.3 of the Company’s bylaws were unanimously approved by the Company’s Board of Directors effective as of May 27, 2009.
Confirming Amendments to Sections 3.2 and 3.3 now read as follows:
“Section 3.2. Except as may be provided by the terms of any class or series of stock having a preference over the Corporation’s common stock, the number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than seven (7) and not more than fifteen (15) and the exact number of directors shall be fixed from time to time by the Board. Commencing with the annual meeting of stockholders in 2010, the stockholders shall elect members of the Board of Directors for a term expiring at the next annual meeting of stockholders, subject to the rights of the holders of any class or series of stock having a preference over the Corporation’s Common Stock.”
“Section 3.3 Except as otherwise provided by the terms of any series of Preferred Stock or any other securities of the Corporation having a preference over the Common Stock, commencing with the annual meeting of stockholders to be held in 2010, the directors shall be elected for terms expiring at the next annual meeting following their election, and until their successors are qualified, subject to their earlier death, resignation or removal in the manner that the directors of the Corporation, other than those who may be elected pursuant to the terms of any series of Preferred Stock or any other securities of the Corporation other than Common Stock, may determine from time to time. Except as may be otherwise provided by the terms of any series of Preferred Stock or any other securities of the Corporation, no decrease in the authorized number of directors shall shorten the term of any incumbent directors. In any election of the directors, the persons receiving a plurality of the votes) cast up to a number of directors to be elected in such election, shall be deemed to be elected.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009	Hanmi Financial Corporation
	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer